Exhibit 99.1

Valmont Industries, Inc. Investor Presentation Stifel Cross Sector Insight Conference June 11, 2019

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that June be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 June 2019 Valmont Industries, Inc.

Steve Kaniewski President & Chief Executive Officer 3 June 2019 Valmont Industries, Inc.

Valmont at a Glance Delivering Solutions For Agriculture and Infrastructure Development 4 June 2019 Valmont Industries, Inc. Headquarters Omaha, NE 2018 Sales $2.76B Market Cap $2.5B1 Countries of Operation 23 Manufacturing Sites 87 Total Employees >10,000 Company Profile 2018 Mix ($M) By Revenue2 By Operating Income4 1As of 6’6’2019. 2 Net of intersegment sales 3 GAAP operating income 4 Please see Company’s Reg. G table at end of presentation. $287 $967 $855 $625 $564 $724 $934 $984 $353 $653 $983 ESS Utility Irrigation Coatings $55 3

# Valmont Business Model

## Strong, Global, and Enduring Drivers


Growth Discipline
Total Value Impact Focus
Niche Markets
Leverage Products, Markets, and Capabilities
VALUE CREATION
Operational Focus
Culture & Talent
Engineering
Global Mindset/ Footprint
Competitive Strengths

**12.1% Total Compounded Annualized Return Over the Past 15 Years[1]**

[1] As of 12/31/2018. Source: FactSet

5 | June 2019 | Valmont Industries, Inc.

valmont

ENGINEERED SUPPORT STRUCTURES (ESS) UTILITY SUPPORT STRUCTURES (USS) COATINGS IRRIGATION Lighting and traffic structures Highway safety products Wireless communications products and components Industrial and architectural access systems Transmission and Distribution poles Substations Engineering and support services Renewable generation support structures Lattice Structures Galvanizing Applied Coatings: anodizing, electro-deposition (e-coat), liquid, powder, Corro-cote and duplex Value-added services (e.g., fabrication, shipping, storage) Technology solutions Center pivots, linears, pumping stations, sprinklers, drive trains, flotation, and traction Advanced, integrated technology solutions Water delivery and management Providing Structures Essential for Supporting Global Infrastructure Growth Enabling Power to be Transferred from the Generation Facility to the Customer Extending the Life, Value, and Aesthetic Properties of Metal Products Improving Farm Productivity through Efficient Delivery of Fresh Water Solutions Supporting Agriculture and Infrastructure Growth 6 June 2019 Valmont Industries, Inc.

7 June 2019 Valmont Industries, Inc. MARK JAKSICH EVP & Chief Financial officer

Strong Peak to Trough Performance Peak Sales and Operating Income1 ($M) 1 Excludes restructuring charges, impairments and significant one-time adjustments. Please see Company’s Reg. G table at end of presentation. $132 $243 1 8 June 2019 Valmont Industries, Inc. 1 1 $1,787 $1,976 $2,662 $3,030 $3,304 $3,123 $2,619 $2,522 $2,746 $2,757 $238 $178 $263 $382 $473 $358 $238 $256 $266 $269 $ 202 $- $100 $200 $300 $400 $500 $600 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Sales Operating Income GAAP Operating Income Trough Trough 1 1

Strong and Flexible Balance Sheet Maintain Investment Grade Rating; Target Debt/EBITDA of 1.5-2.5x 9 June 2019 Valmont Industries, Inc. Debt and Liquidity Profile 5-Year Historical Debt/Adjusted EBITDA1 S&P BBB+ Stable Moody’s Baa3 Stable Fitch BBB- Stable Credit Rating 1.9x 2.7x 2.3x 2.2x 2.2x 2014 2015 2016 2017 2018 1 Adjusted EBITDA as computed in our debt agreements, See Company’s Reg. G tables at end of presentation. $211M (~$144M ex-U.S.) Cash at 3/30/2019 $600M Revolving Credit Facility, Expires 2022 $200M Accordion Feature $755.0M Total Debt (Face Value, 2044 and 2054 Maturities)

Capital Allocation A Balanced Approach Aligned with Capital Allocation Commitments Announced in 2014 ($M) 2018 Capital Deployment: $364M Capital Expenditures Working capital investment to support investments in people, technology and systems CapEx of $90-100M expected in 2019 Acquisitions Strategic fit + market expansion Returns exceeding cost of capital within 3 years Share Repurchases Opportunistic approach Supported by free cash flows $258M remaining on current authorization at 3/30/19 Dividends Payout ratio target: 15% of earnings Current payout: 22% Growing Our Business Returning Cash to Shareholders 10 June 2019 Valmont Industries, Inc. $72 $143 $115 $34 Capital Expenditures Acquisitions Share Repurchases Dividends

Long-Term Financial Targets Focused on Growth 11 June 2019 Valmont Industries, Inc. Financial Target Long-Term Goal Revenue Growth1 5% ̶ 10% EPS Growth > 10% ROIC > 10% FCF Conversion > 1.0x Net Earnings Operating Margin > 12% 1 5% organic. Acquisitions over time are necessary to achieve top end of range. New in 2018

Why Valmont? 12 June 2019 Valmont Industries, Inc. Expanding Our View of Addressable Market to Leverage Existing Global Platform Management Team Reshaping the Organization to Align with Growth Long-Term, Enduring Growth Drivers Across All Segments Incorporating Technology Into All Products and Solutions Sensible Capital Allocation and ROIC Focus

APPENDIX 13 June 2019 Valmont Industries, Inc.

Engineered Support Structures at a Glance 14 June 2019 Valmont Industries, Inc. Market Drivers Strategic Addressable Market Expansion Product and Solutions Portfolio Transportation Communication Construction Systems Need for increased transportation spend Explosion of demand on wireless networks Shift to 5G is driving network upgrades Demand for integrated solutions will continue to develop and evolve Sign Structures* Telecommunications Products & Components* Architectural Components Smart Pole Solutions Highway Safety *Related acquisition completed in 2018-2019

Utility Support Structures at a Glance 15 June 2019 Valmont Industries, Inc. Strategic Addressable Market Expansion Transmission Structures Distribution Poles Substations Renewable Energy Solutions Inspection Services Product and Solutions Portfolio Reliability, grid hardening, regulatory impetus, and renewable generation Historical underinvestment in the grid Increases in renewable and distributed generation Demand for uninterrupted power Wood transmission and distribution pole replacement Market Drivers Global Expansion* & Acquisitions Lattice Structures* CEC Pre-Packaged Substations Concrete for Grid Hardening & Distribution Technology Services as a Disruptor *Related acquisition completed in 2018

Coatings at a Glance Market Drivers Galvanizing Applied Coatings Value-Added Services Strategic Addressable Market Expansion Product and Solutions Portfolio Coatings demand typically correlated to industrial production Infrastructure investments promote coatings demand Cost of corrosion is a major financial burden on economies Acquisitions* and New Construction Applied Coatings Value-Added Services *Two acquisitions completed in 2018-2019 16 June 2019 Valmont Industries, Inc.

Irrigation at a Glance Valley® 17 June 2019 Valmont Industries, Inc. Market Drivers Center Pivots & Machines1 Control Panels Remote Telemetry Variable Rate Irrigation Water Management Product and Solutions Portfolio Strategic Addressable Market Expansion Long-term: Constraints on fresh water resources and demand on food production Governments’ desire to become more self-sufficient in food production Large installed base of machines creates replacement opportunity Short-term: Commodity prices, net farm income and availability of farm labor Valley SchedulingTM International Growth Full Service Water Management for Ag* Focus on Higher Value Crops Total Crop Management Technology Solutions *Related acquisition completed in 2018 1Consists of linear, corner and towable center pivots and machines

2019 Financial Guidance and Key Assumptions KEY ASSUMPTIONS Revenue growth: evenly divided between and organic and completed acquisitions Raw material inflation expected flat to slightly deflationary Unfavorable foreign exchange translation impact ~ 1% of net sales Free cash flow expected to be ~ 1X net earnings ROIC > 10% 2019 Annual Financial Guidance and Key Metrics Diluted EPS $8.30 – $8.90 Revenue Growth1 7% – 8% Operating Margin Improvement 20 - 50 bps Global Effective Tax Rate ~ 25.0% Capital Expenditures $90M - $100M 1 Additional 2019 acquisitions not included in guidance 18 June 2019 Valmont Industries, Inc.

# 2009-2018 Historical Free Cash Flow[1]

| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net cash flows from operating activities | $ 349.5 | $ 152.2 | $ 149.7 | $ 197.1 | $ 396.4 | $ 174.1 | $ 272.3 | $ 232.8 | $ 133.1 | $ 153.0 |
| Net cash flows from investing activities | (43.6) | (262.7) | (84.1) | (136.7) | (131.7) | (256.9) | (48.2) | (53.0) | (49.6) | (155.4) |
| Net cash flows from financing activities | (198.4) | 269.7 | (45.9) | (16.4) | (37.4) | (136.8) | (32.0) | (95.2) | (220.0) | (162.1) |
| | | | | | | | | | | |
| Net cash flows from operating activities | $ 349.5 | $ 152.2 | $ 149.7 | $ 197.1 | $ 396.4 | $ 174.1 | $ 272.3 | $ 232.8 | $ 133.1 | $ 153.0 |
| Purchase of plant, property, and equipment | (44.1) | (36.1) | (83.1) | (97.1) | (106.8) | (73) | (45.5) | (57.9) | (55.3) | (72.0) |
| Free Cash flows | 305.4 | 116.1 | 66.6 | 100.0 | 289.7 | 101.1 | 226.8 | 174.9 | 77.8 | 81.0 |
| | | | | | | | | | | |
| Net earnings attributed to Valmont Industries, Inc. | $ 150.6 | $ 94.4 | $ 228.3 | $ 234.1 | $ 278.5 | $ 183.9 | $ 40.1 | $ 173.2 | $ 116.2 | $ 94.4 |
| | | | | | | | | | | |
| Adjusted net earnings attributed to Valmont Industries, Inc.[1] | N/A | N/A | $ 162.3 | N/A | $ 295.1 | $ 187.7 | $ 131.7 | $ 137.6 | $ 158.4 | $ 123.0 |
| | | | | | | | | | | |
| Free Cash Flow Conversion - GAAP | 2.03 | 1.23 | 0.29 | 0.43 | 1.04 | 0.55 | 5.66 | 1.01 | 0.67 | 0.86 |
| Free Cash Flow Conversion - Adjusted | N/A | N/A | 0.41 | N/A | 0.98 | 0.53 | 1.71 | 1.27 | 0.49 | 0.66 |
| | | | | | | | | | | |
| *1) Reconciliation of Net Earnings to Adjusted Figures* | | | | | | | | | | |
| Net earnings attributed to Valmont Industries, Inc. | $ 150.6 | $ 94.4 | $ 228.3 | $ 234.1 | $ 278.5 | $ 183.9 | $ 40.1 | $ 173.2 | $ 116.2 | $ 94.4 |
| Change in valuation allowance against deferred tax assets | — | — | (66.0) | — | — | — | 7.1 | (20.7) | 41.9 | — |
| Impairment of long-lived assets | — | — | — | — | 12.2 | — | 61.8 | 1.1 | — | 28.6 |
| Reversal of contingent liability | — | — | — | — | — | — | — | (16.6) | — | — |
| Other non-recurring expenses (non-cash) | | | | | | | 18.1 | — | — | — |
| Deconsolidation of Delta EMD, after-tax and NCI | — | — | — | — | 4.4 | — | — | — | — | — |
| Noncash loss from Delta EMD shares | — | — | — | — | — | 3.8 | 4.6 | 0.6 | 0.2 | — |
| Adjusted net earnings attributed to Valmont Industries, Inc. | $ 150.6 | $ 94.4 | $ 162.3 | $ 234.1 | $ 295.1 | $ 187.7 | $ 131.7 | $ 137.6 | $ 158.4 | $ 123.0 |

**10 Year Average FCF is $154M; Last 5 Years Has Averaged $132M**

[1] Adjusted earnings for purposes of calculating free cash flow conversion may not agree to the adjusted net earnings. The difference is due to cash restructuring, debt refinancing, or other non-recurring expenses which were settled in cash in the year of occurrence.

19 | June 2019 | Valmont Industries, Inc.

valmont

Strong Free Cash Flow Throughout The Cycle Years of rapid raw material cost inflation GAAP 2.03X 1.23X 0.29X 0.43X 1.04X 0.55X 5.65X 1.01X 0.67X 0.86X 1.38X Adj. 2.03X 1.23X 0.41X 0.43X 0.98X 0.54X 2.00X 1.27X 0.49X 0.66X 0.97X Historical FCF Conversion by Year1 2009 – 2018 Free Cash Flow1 ($M) 1 We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by capital expenditures. We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies. 20 June 2019 Valmont Industries, Inc. 305 116 67 100 290 101 227 175 78 81 154 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 10 Year Avg

Reg G Reconciliation 21 June 2019 Valmont Industries, Inc.

Reg G Reconciliation - Continued 22 June 2019 Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued) Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported 34,776 $ 64,766 $ 55,325 $ 97,722 $ (50,309) $ Impairment of goodwill and tradename - 15,780 - - - Restructuring expenses 36,517 5,153 - 180 126 Utility warranty expense (non-recurring), pre-tax - 5,000 - - - Acquisition diligence costs 666 2,578 482 - 634 Adjusted Operating Income 71,959 $ 93,277 $ 55,807 $ 97,902 $ (49,549) $ Net sales 986,880 859,173 353,351 633,666 Operating Income as a % of Sales 3.5% 7.5% 15.7% 15.4% NM Adjusted Operating Income as a % of Sales 7.3% 10.9% 15.8% 15.5% NM Operating income - as reported 62,960 $ 97,853 $ 50,179 $ 101,498 $ (46,058) $ Net sales 938,102 859,115 318,891 652,430 Operating Income as a % of Sales 6.7% 11.4% 15.7% 15.6% NM For the Fiscal Year Ended Dec. 29, 2018 For the Fiscal Year Ended Dec. 30, 2017

Reg G Reconciliation - Continued 23 June 2019 Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued)

Reg G Reconciliation – Continued VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued) 1 Other non-recurring charges (pre-tax) in 2015 are the $17,000 provision for a Utility commercial settlement and the $7,010 recognized allowance for doubtful China receivable (Irrigation). Operating Income Reconciliation YTD 12'31'16 YTD 12'26'15 Increase 2016 from 2015 Operating income (loss) - as reported $ 243,504 $ 131,695 $ 111,809 Restructuring expenses 12,425 39,852 Impairment of goodwill and trade names - 41,970 Other non-recurring charges1 - 24,010 Adjusted Operating Income $ 255,929 $ 237,527 $ 18,402 Net Sales $ 2,521,676 $ 2,618,924 Operating Income as a % of Sales 9.7% 5.0% Adjusted Operating Income as a % of Sales 10.1% 9.1% 24 June 2019 Valmont Industries, Inc.

Reg G Reconciliation - Continued 25 June 2019 Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) tax expense attributed to the Tax Cuts and Job Act ("2017 Tax Act"), (2) restructuring costs, (3) deferred income tax (benefit) expense arising from changes in foreign tax rates and an international legal reorganization and (4) other non-recurring expenses (including the reversal of a contingent liability), and (b) segment operating income of restructuring costs, impairments, and non-recurring expenses. Amounts June be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures as a number of non-recurring transactions were recognized in 2017 and 2016, some of which are non-cash. 12'30'17 Diluted EPS Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 116,240 $ 5.11 Remeasurement of deferred tax assets attributed to 2017 Tax Act 20,372 0.90 Non-recurring tax expense attributed to 2017 Tax Act 21,564 0.95 Fair market value adjustment, Delta EMD 236 0.01 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 158,412 $ 6.97 Average shares outstanding (000's) - Diluted 22,738 12'31'16 Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 173,232 $ 7.63 Restructuring expenses 12,425 0.55 Reversal of contingent liability (16,591) (0.73) Fair market value adjustment, Delta EMD 586 0.03 Total pre-tax adjustments (3,580) (0.16) Tax effect of adjustments1 (3,180) (0.14) Deferred income tax benefit - non-recurring (20,705) (0.91) Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 145,767 $ 6.42 Average shares outstanding (000's) - Diluted 22,709 1 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, except the reversal of the contingent liability in 2016, which is not taxable.

# Reconciliation of Adjusted EBITDA to GAAP Figures

Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) is one of our key financial ratios in that it is the basis for determining our maximum borrowing capacity at any one time. We calculate "Further Adjusted EBITDA" by adding back cash restructuring and non-recurring expenses to Adjusted EBITDA, as management finds these alternate measures of EBITDA useful to the company's performance from different aspects, and we believe investors will also.

| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net earnings attributable to Valmont Industries, Inc. | $150,562 | $94,379 | $228,308 | $234,072 | $278,489 | $183,976 | $40,117 | $173,232 | $116,240 | $94,351 |
| Interest expense | 15,760 | 30,947 | 36,175 | 31,625 | 32,502 | 36,790 | 44,621 | 44,409 | 44,645 | 44,237 |
| Income tax expense | 72,894 | 55,008 | 4,590 | 126,502 | 157,781 | 94,894 | 47,427 | 42,063 | 106,145 | 43,135 |
| Depreciation and amortization expense | 44,748 | 59,663 | 74,560 | 70,218 | 77,436 | 89,328 | 91,144 | 82,417 | 84,957 | 82,827 |
| EBITDA | 283,964 | 239,997 | 343,633 | 462,417 | 546,208 | 404,988 | 223,309 | 342,121 | 351,987 | 264,550 |
| Impairment of goodwill and intangible assets | - | - | - | - | - | - | 41,970 | - | - | 15,780 |
| Asset impairment expenses - restructuring | - | - | - | - | - | - | 19,836 | 1,099 | - | 12,944 |
| Reversal of contingent liability | - | - | - | - | - | - | - | (16,591) | - | - |
| Cash restructuring expenses[2] | - | - | - | - | - | - | - | | | 29,031 |
| Loss on divestiture of grinding media business | - | - | - | - | - | - | - | - | - | 6,084 |
| EBITDA from acquisitions | - | - | - | - | - | 8,696 | - | - | - | 7,847 |
| Adjusted EBITDA | $283,964 | $239,997 | $343,633 | $462,417 | $546,208 | $413,684 | $285,115 | $326,629 | $351,987 | $336,236 |
| Other non-recurring transactions [1] | - | - | - | - | - | - | 24,003 | - | - | - |
| Debt refinancing costs, pre-tax | - | - | - | - | - | 38,704 | - | - | - | 14,820 |
| Cash restructuring expenses[2] | - | - | - | - | - | - | 20,016 | 11,306 | - | - |
| Further Adjusted EBITDA | 283,964 | 239,997 | 343,633 | 462,417 | 546,208 | 452,388 | 329,134 | 337,935 | 351,987 | 351,056 |
| EBITDA from Corporate/LIFO Expense | ($33,211) | ($37,558) | ($44,319) | ($46,688) | ($81,789) | ($49,989) | ($22,956) | ($33,675) | ($37,049) | ($35,635) |
| Total Adjusted EBITDA Provided by Segments | 317,175 | 277,555 | $387,952 | $509,105 | $ 627,997 | $502,377 | $352,090 | $ 371,610 | $389,036 | $386,691 |
| Total interest-bearing debt | | | | | | 774,074 | 758,971 | 756,392 | 755,015 | 753,822 |
| Leverage Ratio | | | | | | 1.87 | 2.66 | 2.32 | 2.15 | 2.24 |

[1] Other non-recurring transactions in 2015 are the $7,003 allowance for doubtful accounts recorded in the Irrigation segment and the $17,000 accrual recorded for the utility commercial settlement. [2]Cash restructuring expenses are an allowed add-back to calculate adjusted EBITDA based on the amended 2017 revolving credit facility.

26 | June 2019 | Valmont Industries, Inc.

valmont